                                                                  EXHIBIT 6.20


                                    GUARANTY

                                               Phillipsburg           ,    KS
                                            --------------------------  -------
                                                    (City)              (State)


                                             May 15, 2000
                                          --------------------------------------
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Brooke Credit Corporation (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of Austin Agency, Inc. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

         A. If this / / is checked, the Undersigned guarantees to Lender the payment and performance of the deBT, liability or obligation of Borrower to Lender evidenced by or arising out of the following: ___________________________________________
                  _________________and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

         B. If this /X/ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): promissory note dated
                  May 15, 2000, in the total amount of $1,200,000.00.

     The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ unlimited (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

     THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2, ALL OF WHICH ARE MADE A PART HEREOF.

This guaranty is /X/ unsecured; / / secured by a mortgage or security agreement dated ; / / secured by _______________________________________________________.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

                                    /s/ Leland G. Orr            X Leland G. Orr
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    "Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.

                                    GUARANTY

                                            Smith Center               ,   KS
                                          -----------------------------  -------
                                                 (City)                  (State)

                                            May 15, 2000
                                          --------------------------------------
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Brooke Credit Corporation (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of Austin Agency, Inc. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

         A. If this / / is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: __________________________________________
                  ________________ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

         B. If this /X/ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): promissory note dated
                  May 15, 2000, in the total amount of $1,200,000.00 .

     The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attornies' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

     THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2, ALL OF WHICH ARE MADE A PART HEREOF.

     This guaranty is /X/ unsecured; / / secured by a mortgage or security agreement dated __________________________________________; / / secured by __________________________________________________.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

                                        /s/ Michael Hess         X Michael Hess
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       "Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.

                                    GUARANTY

                                            Smith Center               ,   KS
                                          -----------------------------  -------
                                                 (City)                  (State)

                                            May 15, 2000
                                          --------------------------------------
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Brooke Credit Corporation (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of Austin Agency, Inc. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

         A. If this / / is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: _________________________________________
                  ________________ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

         B. If this /X/ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): promissory note dated May 15, 2000, in the total amount of $1,200,000.00.

     The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attornies' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

     THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2, ALL OF WHICH ARE MADE A PART HEREOF.

     This guaranty is /X/ unsecured; / / secured by a mortgage or security agreement dated ________________________________________________;
     / / secured by _________________________________________.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

                                        /s/ Robert D. Orr        X Robert D. Orr
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        "Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.